UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 17, 2008

THE BANKER’S STORE, INC.
(Exact name of registrant as specified in its charter)

New York	000-08880	22-3755756
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1535 Memphis Junction Road
Bowling Green, KY	42101
(Address of principal executive offices)	(Zip code)

(270) 781-8453
 (Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 17, 2008, The Banker’s Store, Inc. (the “Company”) held its annual stockholders’ meeting for the year ended May 31, 2007, where the Board of Directors of the Company (“Board”) recommended, and the stockholders of the Company (“Stockholders”) approved, the following amendments to the Certificate of Incorporation and Bylaws of the Company:

a.)         An amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of common stock of the Company from 40,000,000 to 200,000,000 shares.

b.)         An amendment to the Certificate of Incorporation of the Company to authorize 2,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”).  Pursuant to the amendment, the Board will have the right, without Stockholder approval, to issue the Preferred Stock and fix by resolution the series of Preferred Stock, the number of shares of any series of Preferred Stock, and the rights, powers, preferences and limitations of any series of Preferred Stock, all as permitted by New York law.

c.)         An amendment to the Certificate of Incorporation of the Company to permit Stockholders to act by less than unanimous written consent.

d.)         An amendment to the Bylaws of the Company to permit Stockholders to act by less than unanimous written consent.

e.)         An amendment to the Bylaws of the Company to authorize the issuance of uncertificated or “book entry” shares of the Company’s stock.

The foregoing amendments to the Certificate of Incorporation of the Company will be effective upon the filing of such amendments with the State of New York.  The foregoing amendments to the Bylaws of the Company were effective January 17, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

3.1	Amendments to the Certificate of Incorporation of the Company, effective upon the filing of such amendments with the State of New York.

3.2	Amendments to the Bylaws of the Company, effective January 17, 2008.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Banker’s Store, Inc.

Date: January 23, 2008	By:	/s/ Vincent C. Buckman
	Name:	Vincent Buckman
	Title:	President and Chief Executive Officer, (Principal
Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendments to the Certificate of Incorporation of the Company, effective upon the filing of such amendments with the State of New York.

3.2	Amendments to the Bylaws of the Company, effective January 17, 2008.

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